UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2011

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16499	54-1746596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Westpark Drive

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s Investor Conference 2011 presentation is attached hereto as Exhibit 99.1. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Act of 1933, as amended.

The information set forth in this Current Report on Form 8-K (including Exhibit 99.1) will not be deemed an admission that disclosure of this information is required by Regulation FD or that the information is material. The Company assumes no obligation to update or supplement forward-looking statements in its presentation that become untrue because of new information, subsequent events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

The following exhibit to this Current Report on Form 8-K is not being filed but is being furnished pursuant to Item 7.01:

Exhibit 99.1	Sunrise Senior Living, Inc. Investor Conference 2011 presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: June 14, 2011	By:	/s/ Mark S. Ordan
Name: Mark S. Ordan Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

The following exhibit to this Current Report on Form 8-K is not being filed but is being furnished pursuant to Item 7.01:

Exhibit 99.1	Sunrise Senior Living, Inc. Investor Conference 2011 presentation